SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 11, 2003

E*TRADE Financial Corporation

(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Bohannon Drive, Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 331-6000

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1	Press Release announcing resignation of Leonard C. Purkis as Chief Financial Officer of the Company and the election of Robert J. Simmons as Chief Financial Officer, effective January 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2003

E*TRADE Financial Corporation

By:	/s/ Russell S. Elmer
Russell S. Elmer, Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release announcing resignation of Leonard C. Purkis as Chief Financial Officer of the Company and the election of Robert J. Simmons as Chief Financial Officer, effective January 1, 2004.